                                                                   Exhibit 99.12


(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS

                          $[352,357,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-FM1



                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           FREMONT INVESTMENT & LOAN O
                                    RIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                                 AUGUST 3, 2004

--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COLLATERAL ANALYSIS

                                             (deal as a whole)
                                Wtd Avg         Percent of      Wtd Avg        Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  FICO High   LTV   Current Balance   Current Balance     GWAC   % MI    FICO     DTI      LTV    % SFD  % PUD  % Owner Occ
--------  ---------  -----  ---------------  -----------------  -------  ----  -------  -------  -------  -----  -----  -----------
     500        524  > 65%     154,940.54         3.59%         8.37266  0.00  512.63    42.21    76.44   94.76  0.00       96.46
     525        549  > 65%     173,132.37         5.07%         7.88205  0.00  535.70    42.30    77.97   84.93  0.00       95.49
     550        574  > 65%     139,316.57         6.88%         7.71392  0.00  561.18    41.71    81.62   89.94  0.00       93.28
     575        599  > 70%     140,090.70        11.42%         7.38225  0.00  587.69    42.38    84.77   87.60  0.00       91.66
     600        624  > 70%     162,394.87        14.96%         7.17683  0.00  611.41    43.29    87.26   85.56  0.00       92.02
     625        649  > 70%     170,816.26        17.93%         7.09780  0.00  637.29    42.25    86.85   86.13  0.00       93.34
     650        674  > 80%     151,969.72         6.36%         7.72336  0.00  661.64    41.57    94.14   82.14  0.00       91.81
     675        699  > 80%     162,192.37         3.89%         7.51520  0.00  688.50    42.24    94.49   81.12  0.00       82.74
     700        724  > 80%     209,713.04         2.81%         7.20397  0.00  712.20    40.67    95.87   75.06  0.00       89.27
     725        749  > 85%     219,369.77         1.90%         7.30594  0.00  735.25    41.47    96.94   61.66  0.00       94.30
     750        774  > 85%     189,213.66         1.21%         7.59697  0.00  759.26    41.97    97.77   79.67  0.00       90.61
     775        799  > 85%     226,790.10         0.82%         7.37661  0.00  782.88    42.96    97.80   77.07  0.00       88.47
     800        max  > 85%

                                                          358,267,790.30
                                                          --------------
FICO Low  FICO High  % Full Doc  % Ltd Doc  % Stated Doc    % Int Only
--------  ---------  ----------  ---------  ------------    ----------
     500        524      66.44       2.35       31.21            0.00
     525        549      60.19       3.38       36.43            0.00
     550        574      62.01       5.51       32.48            1.16
     575        599      80.19       2.27       17.54           17.18
     600        624      84.33       2.76       12.91           37.82
     625        649      68.42       1.44       30.14           31.53
     650        674      53.19       1.93       44.87           18.53
     675        699      66.66       0.11       33.23           22.27
     700        724      49.96       1.81       48.22           19.01
     725        749      35.19       0.00       64.81           12.44
     750        774      43.81       0.00       56.19           26.13
     775        799      38.32       0.00       61.68           16.28
     800        max

                                Wtd Avg         Percent of      Wtd Avg        Wtd Avg  Wtd Avg  Wtd Avg
LTV Low   LTV High    DTI   Current Balance   Current Balance     GWAC   % MI   FICO      DTI      LTV    % SFD  % PUD  % Owner Occ
--------  ---------  -----  ---------------  -----------------  -------  ----  -------  -------  -------  -----  -----  -----------
    60%        64%   > 50%     192,512.48         0.48%         7.18297  0.00  586.72    53.89    62.52   88.52  0.00       100.00
    65%        69%   > 50%     207,410.86         0.64%         8.01404  0.00  584.64    53.05    66.24   70.21  0.00       78.45
    70%        74%   > 50%     208,411.79         0.99%         7.40653  0.00  569.70    52.64    71.35   93.51  0.00      100.00
    75%        79%   > 50%     176,782.80         1.28%         7.62866  0.00  576.14    53.07    77.14   89.16  0.00       82.69
    80%        84%   > 50%     210,098.82         4.28%         7.13165  0.00  600.68    52.56    80.42   84.98  0.00       84.96
    85%        89%   > 50%     210,704.33         1.06%         7.05764  0.00  609.64    52.39    85.69   81.77  0.00       83.29
    90%        94%   > 50%     177,204.33         1.29%         7.29890  0.00  631.91    51.87    90.00   63.15  0.00       70.53
    95%        99%   > 50%     111,558.16         0.44%         7.04729  0.00  612.04    50.78    95.00   97.86  0.00       99.52
   100%        max   > 50%


LTV Low   LTV High   % Full Doc  % Ltd Doc  % Stated Doc    % Int Only
--------  ---------  ----------  ---------  ------------    ----------
    60%        64%       73.32       0.00       26.68           0.00
    65%        69%       63.55       0.00       36.45           0.00
    70%        74%       50.32       0.00       49.68           0.00
    75%        79%       54.41       7.83       37.75           0.00
    80%        84%       64.97       1.69      33.34            5.49
    85%        89%       91.59       0.00       8.41            0.00
    90%        94%       90.87       0.00       9.13            0.00
    95%        99%       85.92       0.45      13.63            0.00
   100%        max

                                Wtd Avg         Percent of      Wtd Avg        Wtd Avg  Wtd Avg  Wtd Avg
DTI Low   DTI High   FICO   Current Balance   Current Balance     GWAC   % MI   FICO      DTI      LTV    % SFD  % PUD  % Owner Occ
--------  ---------  -----  ---------------  -----------------  -------  ----  -------  -------  -------  -----  -----  -----------
    20%        24%   < 525     117,285.16         0.23%         8.56727  0.00  513.44    23.04    69.88   81.72  0.00       81.72
    25%        29%   < 550     139,930.44         0.66%         8.67500  0.00  523.83    28.20    71.43   88.49  0.00      100.00
    30%        34%   < 575     154,126.26         1.55%         7.93957  0.00  542.38    32.69    74.01   93.37  0.00       93.51
    35%        39%   < 600     146,383.95         4.49%         7.67125  0.00  553.36    37.49    75.60   94.56  0.00       95.84
    40%        44%   < 625     165,298.56         8.86%         7.47356  0.00  580.76    42.56    81.49   81.25  0.00       93.78
    45%        49%   < 650     158,699.00        23.34%         7.24819  0.00  602.85    48.01    84.00   83.58  0.00       93.06
    50%        54%   < 675     175,725.25        10.15%         7.50805  0.00  579.99    52.30    78.33   87.45  0.00       88.33
    55%        max   < 700     135,136.73         0.30%         7.37082  0.00  570.76    56.85    79.52   65.21  0.00       80.49


DTI Low   DTI High   % Full Doc  % Ltd Doc  % Stated Doc    % Int Only
--------  ---------  ----------  ---------  ------------    ----------
    20%        24%       48.95       0.00       51.05           0.00
    25%        29%       50.98       0.00       49.02           0.00
    30%        34%       42.32      14.70       42.98           0.00
    35%        39%       57.74       4.89       37.37           0.89
    40%        44%       65.30       2.62       32.07          19.45
    45%        49%       78.68       1.45       19.87          31.41
    50%        54%       65.81       2.53       31.66           3.08
    55%        max       65.21       0.00       34.79           0.00

LIMITED AND STATED DOC

                         Wtd Avg        Percent of     Wtd Avg        Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  FICO High  Current Balance  Current Balance   GWAC    % MI    FICO     DTI      LTV    % SFD   % PUD  % Owner Occ
--------  ---------  ---------------  ---------------  -------  ----  -------  -------  -------  -----   -----  -----------
  500       524         179,330.90         1.85%       8.74680  0.00   514.51   42.94    68.88   82.05   0.00      96.92
  525       549         181,145.50         3.24%       8.09115  0.00   537.31   40.95    69.61   86.02   0.00      92.67
  550       574         204,862.22         2.92%       7.68529  0.00   561.38   42.87    75.16   88.95   0.00      90.25
  575       599         221,085.01         3.21%       7.38595  0.00   587.43   43.43    73.79   77.00   0.00      87.61
  600       624         172,154.83         3.51%       7.28241  0.00   612.56   41.25    76.90   85.88   0.00      96.55
  625       649         161,332.27         6.17%       7.94288  0.00   638.78   41.77    84.93   86.66   0.00      91.44
  650       674         159,078.05         5.02%       7.95112  0.00   660.58   42.26    89.21   82.24   0.00      93.94
  675       699         165,926.13         2.64%       7.89880  0.00   685.60   41.36    88.59   75.01   0.00      93.91
  700       724         269,987.87         2.34%       7.21037  0.00   709.24   37.71    90.36   62.55   0.00      90.84
  725       749         220,584.24         1.60%       7.57970  0.00   735.49   41.93    95.37   75.96   0.00      95.72
  750       774         258,430.00         0.72%       7.98117  0.00   757.97   43.53    98.39   82.48   0.00      94.62
  775       799         256,626.47         0.79%       7.20128  0.00   781.59   41.46    92.49   84.75   0.00     100.00
  800       max


FICO Low  FICO High  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only   % CA   % NY   % FL
--------  ---------  ----------  ---------  ------------  ----------   -----  -----  -----
  500       524         0.00        9.00       91.00         0.00      30.56  22.29   5.57
  525       549         0.00        8.00       92.00         0.00      34.54   9.37  12.92
  550       574         0.00        13.00      87.00         0.00      40.81  17.37  10.51
  575       599         0.00        10.91      89.09         2.02      38.70  27.18  11.77
  600       624         0.00        13.58      86.42         6.63      54.99   9.02   9.37
  625       649         0.00        5.51       94.49         0.00      45.60   3.53   6.52
  650       674         0.00        2.45       97.55         0.00      39.74   7.31   8.02
  675       699         0.00        2.73       97.27         0.00      39.25   4.66  15.10
  700       724         0.00        7.92       92.08         7.92      50.49  13.51   1.54
  725       749         0.00        0.00       100.00        0.00      29.26  17.96   3.97
  750       774         0.00        0.00       100.00        0.00      42.97  17.52   0.00
  775       799         0.00        0.00       100.00        0.00      69.26   0.00   0.00
  800       max

IO LOANS

                         Wtd Avg        Percent of     Wtd Avg        Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  FICO High  Current Balance  Current Balance   GWAC    % MI    FICO     DTI      LTV    % SFD   % PUD  % Owner Occ
--------  ---------  ---------------  ---------------  -------  ----  -------  -------  -------  -----   -----  -----------
  500       524
  525       549
  550       574         285,749.99         0.08%       7.24000  0.00   574.00   48.56    90.00     0.00  0.00      100.00
  575       599         220,759.82         2.03%       6.41985  0.00   589.31   44.90    81.68    91.82  0.00      100.00
  600       624         262,601.50         6.08%       6.51664  0.00   612.10   42.79    86.79    90.67  0.00      100.00
  625       649         273,629.55         5.65%       6.11981  0.00   634.92   41.65    84.80    88.28  0.00      100.00
  650       674         255,917.70         2.07%       6.20560  0.00   660.34   41.82    86.65    93.04  0.00      100.00
  675       699         287,287.27         2.41%       5.84861  0.00   686.95   44.25    84.39    87.14  0.00      100.00
  700       724         281,352.48         1.18%       5.98255  0.00   712.69   40.28    86.53    81.03  0.00      100.00
  725       749         218,431.29         0.55%       5.49433  0.00   738.93   41.31    84.69    82.83  0.00      100.00
  750       774         334,980.00         0.47%       6.19472  0.00   762.74   37.98    91.14    67.90  0.00      100.00
  775       799         220,594.87         0.31%       5.76999  0.00   782.18   48.05    88.70   100.00  0.00      100.00
  800       max


FICO Low  FICO High  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only   % CA    % NY   % FL
--------  ---------  ----------  ---------  ------------  ----------   -----  -----  -----
  500       524
  525       549
  550       574         100.00      0.00       0.00          100.00   100.00   0.00   0.00
  575       599          96.80      3.20       0.00          100.00    59.42   0.00   5.19
  600       624          96.18      3.82       0.00          100.00    65.53   0.73   6.55
  625       649         100.00      0.00       0.00          100.00    68.30   0.00   4.94
  650       674         100.00      0.00       0.00          100.00    64.37   0.00   5.94
  675       699         100.00      0.00       0.00          100.00    78.80   0.00   3.92
  700       724          84.30     15.70       0.00          100.00    70.64   0.00   2.77
  725       749         100.00      0.00       0.00          100.00    50.52   0.00  23.49
  750       774         100.00      0.00       0.00          100.00    55.98  19.58   0.00
  775       799         100.00      0.00       0.00          100.00    65.20   0.00  21.76
  800       max